                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

                               Comm Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                      0-17455                 23-2242292
(State or other jurisdiction            (Commission            (I.R.S. Employer
      of incorporation)                file number)          Identification No.)

125 North State Street, Clarks Summit, PA                           18411
 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (570)586-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 16, 2006, Comm Bancorp, Inc. issued a press release to announce its results of operations for the quarter ended September 30, 2006. A copy of the press release and related financial supplements are included as Exhibit 99(i) to this report. In accordance with general instructions B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

   99(i)   Press Release dated October 16, 2006, and Supplemental Financial Data

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMM BANCORP, INC.
                                        (Registrant)


Date: October 16, 2006                  By: /s/ Scott A. Seasock
                                            ------------------------------------
                                            Scott A. Seasock
                                            Executive Vice President
                                            and Chief Financial Officer
                                            (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     99(i)       Press Release dated October 16, 2006, and Supplemental
                 Financial Data